Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Shareholder's Equity [Abstract]
SHAREHOLDERS' EQUITY
NOTE 10:-          SHAREHOLDERS’ EQUITY

a.	Shareholders’ Rights:
The common shares confer upon the holders the right to receive a notice to participate and vote in the general meetings of the Company and to receive dividends, if and when declared.

Preferred share rights are yet to be determined. No preferred shares are issued and outstanding.

b.
On June 29, 2012, a loan in the amount of $2,000 received from Tomwood with a conversion at a price per share of $ 0.06 was converted and Tomwood received an allocation of 110,497,238 Company shares in the price of $ 0.0181 per share.

As a result of the conversion, Tomwood now holds approximately 55% of the Company's issued share capital.

Value of the costed benefit component of this transaction in the amount of approximately $ 1,296 was charged to capital and offset against benefit reduction expenses.

Any and all liens on HOMI assets used as security for the Tomwood loan were removed.

c.
At the Annual Meeting of Shareholders held on October 10, 2012, it was resolved to execute a one -for- hundred reverse split of all of HOMI’s shares of common stock. Accordingly, following the reverse split, the number of outstanding shares of common stock will decrease from approximately 200,000,000 to 2,000,000 par value per share $ 0.001. The corporation shall issue no fractional shares of common stock and fractional shares resulting from the reverse split will be rounded up to the nearest whole share.

On January 28, 2013 the reverse split was executed.